Exhibit 10.25.19

                       EIGHTY-NINTH AGREEMENT AMENDING
                      NEW ENGLAND POWER POOL AGREEMENT
                    (TECHNICAL COMMITTEE VOTING CHANGES)


     THIS EIGHTY-NINTH AGREEMENT AMENDING NEW ENGLAND POWER POOL AGREEMENT, dated as of October 4, 2002 ("Eighty-Ninth Agreement"), amends the New England Power Pool Agreement (the "NEPOOL Agreement"), as amended.

     WHEREAS, the NEPOOL Agreement as in effect on December 1, 1996 was amended and restated by the Thirty-Third Agreement Amending the New England Power Pool Agreement dated as of December 1, 1996 (the "Thirty-Third Agreement") in the form of the Restated New England Power Pool Agreement ("Restated NEPOOL Agreement") attached to the Thirty-Third Agreement as Exhibit A thereto, and the Thirty-Third Agreement also provided for the NEPOOL Open Access Transmission Tariff (the "NEPOOL Tariff") which is Attachment B to the Restated NEPOOL Agreement; and

     WHEREAS, the Restated NEPOOL Agreement and the NEPOOL Tariff have subsequently been amended numerous times, the most recent amendment dated as of June 21, 2002; and

     WHEREAS, the Participants desire to amend the Restated NEPOOL Agreement, as heretofore amended, to reflect the revisions detailed herein.

     NOW, THEREFORE, upon approval of this Eighty-Ninth Agreement by the NEPOOL Participants Committee in accordance with the procedures set forth in the NEPOOL Agreement, the Participants agree as follows:

                                  SECTION 1
                   AMENDMENTS TO RESTATED NEPOOL AGREEMENT

1.1  Section 6.9(d) is amended so that it reads as follows:

     (d) Member Adjusted Voting Share: for a Committee voting member which casts an affirmative or negative vote on a proposed action or amendment and which has been appointed by a Participant or group of Participants which are members of a Sector satisfying its Sector Quorum requirement for the proposed action or amendment, is the quotient obtained by dividing (i) the Sector Voting Share of that Sector for the Participants Committee or the Adjusted Sector Voting Share of that Sector for the Technical Committees by (ii) the number of voting members appointed by members of that Sector which cast affirmative or negative votes on the matter, adjusted, if necessary, for End User Participants and group voting members as provided in the definition of "Member Fixed Voting Share".

1.2  Section 6.9(e) is amended so that it reads as follows:

     (e)  NEPOOL Vote:

          (i) with respect to an amendment or proposed action of the Participants Committee is the sum of (x) the Member Adjusted Voting Shares of the voting members of the Committee which cast an affirmative vote on the proposed action or amendment and which have been appointed by a Participant or group of Participants which are members of a Sector satisfying its Sector Quorum requirements and (y) the Member Fixed Voting Shares of the voting members of the Committee which cast an affirmative vote on the proposed action or amendment and which have been appointed by a Participant or group of Participants which are members of a Sector which fails to satisfy its Sector Quorum requirements; and

          (ii) with respect to a proposed action of a Technical
               Committee is the sum of the Member Adjusted Voting Shares of the voting members of the Committee which cast an affirmative vote on the proposed action.

1.3  New Section 6.9(g) is added as follows:

     (g) Adjusted Sector Voting Share: applies only for votes of Technical Committees and shall be determined for each Technical Committee vote in accordance with the following formula:

               A = S + (S * [(100%-P)/P])

          Where:

               A    is the Sector's Adjusted Sector Voting Share.

               S is (i) for each active Sector which has not satisfied its Sector Quorum requirements, the sum of the Member Fixed Voting Shares of the Sector members who vote on the proposed action, or on whose behalf a vote is properly cast, and (ii) for each active Sector which has satisfied its Sector Quorum requirements, that Sector's Sector Voting Share.

               P is the sum of (A) for each active Sector which has not satisfied its Sector Quorum requirements, the Member Fixed Voting Shares of the members who voted on the proposed action or on whose behalf a vote is properly cast and (B) the Sector Voting Shares of all Sectors which have satisfied their Sector Quorum requirements.

          The aggregate Adjusted Sector Voting Share for each vote shall equal one hundred percent (100%).


                                  SECTION 2
                                MISCELLANEOUS

2.1 This Eighty-Ninth Agreement shall become effective on January 1, 2003, or on such other date as the Commission shall provide that the amendments reflected herein shall become effective.

2.2 Terms used in this Eighty-Ninth Agreement that are not defined herein shall have the meanings ascribed to them in the NEPOOL Agreement.